             SCHEDULE 14A--INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                     INFORMATION RESOURCE ENGINEERING, INC.
                (Name of Registrant as Specified in its Charter)

                   ------------------------------------------
      (Name of Person(s) Filing Proxy Statement if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

         2)      Form, Schedule or Registration Statement No.:

         3)      Filing Party:

         4)      Date Filed:

                     INFORMATION RESOURCE ENGINEERING, INC.
                              8029 CORPORATE DRIVE
                           BALTIMORE, MARYLAND 21236


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD JULY 28, 1999 AT 10:30 A.M.


TO THE SHAREHOLDERS OF INFORMATION RESOURCE ENGINEERING, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INFORMATION RESOURCE ENGINEERING, INC. (the "Company") will be held at the Company's offices located at 8029 Corporate Drive, Baltimore, Maryland 21236 at 10:30 a.m. on July 28, 1999 for the following purposes:

1.       To approve an amendment to the Restated Certificate of Incorporation to create a staggered Board of Directors;
2.       To approve an amendment to the Restated Certificate of Incorporation to require that shareholder action to be taken at a meeting;
3.       To approve an amendment to the Restated Certificate of Incorporation to require a supermajority vote for amendment or repeal of the Company's By-Laws or certain provisions of the Restated Certificate of Incorporation;
4.       To elect six (6) directors, each to hold office until their respective successors shall have been duly elected or appointed;
5.       To approve the Company's 1999 Employee Stock Option Plan;
6.       To approve the Company's 1999 Stock Bonus Plan;
7.       To approve the Company's Non-Employee Director Stock Option Pan; and
8.       To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Company's Common Stock, $.01 par value (the "Common Stock") is the only issued and outstanding class of stock. Only shareholders of record at the close of business on May 28, 1999 are entitled to notice and to vote at the meeting or any adjournment thereof. All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please fill in, date and sign the accompanying proxy and mail it promptly in the enclosed envelope. If you decide to attend the meeting and vote in person, you may then withdraw your proxy.

         Enclosed is a copy of the Annual Report on Form 10-K for the year ended December 31, 1998 along with a proxy statement and a proxy card.


                                            By Order of the Board of Directors,


                                            David A. Skalitzky
                                            Secretary


April 30, 1999
Baltimore, Maryland

                     INFORMATION RESOURCE ENGINEERING, INC.
                              8029 CORPORATE DRIVE
                           BALTIMORE, MARYLAND 21236


                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 28, 1999

                     SOLICITATION AND REVOCATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the management of INFORMATION RESOURCE ENGINEERING, INC. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Shareholders to be held on July 28, 1999 and at any postponements or adjournments thereof. This material is first being mailed to shareholders on or about June 4, 1999.

         The Company's Common Stock, $.01 par value, is the only issued and outstanding class of stock. Only shareholders of record at the close of business on May 28, 1999 will be entitled to notice of and to vote at the meeting. At the close of business on April 29, 1999, the Company had 5,367,058 shares of Common Stock outstanding.

         The cost of such solicitation will be borne by the Company. The Company may also agree to pay banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy material to beneficial owners of the Company's Common Stock.

         Shareholders are entitled to one vote for each share held. Any proxy given may be revoked by a shareholder at any time before it is voted by filing a written revocation notice with the Secretary of the Company or by duly executing a proxy bearing a latter date. A proxy may also be revoked by any shareholder present at the meeting who desires to vote his or her shares in person.

          Subject to any revocations, all shares represented by properly executed proxies will be voted in accordance with the directions on the proxy. If no direction is made, the proxy will be voted "FOR" all proposals contained herein. Proxies marked "abstain" will be treated as present and entitled to vote for the purpose of determining a quorum, a majority of the shares entitled to be voted, is present, but will not be voted with respect to any proposal marked "abstain". If a proxy returned by a bank, broker, nominee or other fiduciary indicates that they do not have discretionary authority to vote some or all of the shares covered thereby with respect to a given proposal and do not otherwise authorize the voting of such shares, such shares, or "non-votes", will be considered to be present. Under applicable Delaware law, in determining whether a proposal has received the requisite number of affirmative votes, abstentions and non-votes will be counted and will have the same effect as a vote against that proposal.

                      INTRODUCTION TO PROPOSALS 1,2 AND 3

         The Board of Directors has observed that certain tactics, including proxy fights, hostile tender offers and "greenmail" have become relatively common in modern takeover practice, particularly with undervalued technology companies. Such tactics frequently represent an attempt to acquire a corporation in the marketplace at an unfairly low price. In connection with last year's annual meeting, the Company was the subject of a proxy contest. Although, present management prevailed in the contest, the process was both expensive, time consuming, disruptive and contrary to the overall best interests of the Company's shareholders. Proposals 1, 2 and 3 (the "Amendments"), proposed amendments to the Company's Certificate of Incorporation (the "Certificate of Incorporation"), are being submitted for shareholder approval in light of these factors.

         The Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such efforts through good faith negotiations with the Company's Board of Directors. The Board of Directors believes that the Amendments will help provide the Board of Directors the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which assures fair treatment of the Company's shareholders. The Amendments are also intended to increase the bargaining leverage of the Board of Directors, on behalf of the Company's shareholders, in any negotiations concerning a potential change in control of the Company. The Amendments will, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial shareholder and thus could increase the likelihood that incumbent directors will retain their positions. The Amendments, if they are adopted, could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though such attempt might be beneficial to the Company's shareholders.

Existing Defenses

         The Company's current Certificate of Incorporation does not contain provisions intended by the Company to have, or to the knowledge of the Board of Directors having, an anti-takeover effect. However, the Certificate of Incorporation currently authorizes the issuance of 15,000,000 shares of Common Stock and 500,000 shares of Preferred Stock, not all of which have been issued or reserved. This authorized and available Preferred Stock and Common Stock could (within the limits imposed by applicable law and the rules of the Nasdaq National Market System) be issued by the Company and used to discourage a change in control of the Company. For example, the Company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. Shares of Common or Preferred Stock could also be issued to a shareholder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the By-Laws or certain provisions of the Certificate of Incorporation would not receive the two-thirds vote required by Proposal No. 3 (see "Proposal No. 3: Supermajority Vote Required for Amendment or Repeal of the Company's By-Laws or Certain Provisions of the Restated Certificate of Incorporation").

         The Board of Directors recently adopted certain By-Law amendments, which may have anti-takeover potential. Those amendments (i) allow amendments to the By-Laws to be effectuated by the Board of Directors without any action by the shareholders in accordance with the Company's current Certificate of Incorporation; (ii) impose advance notice requirements for shareholder nominations to the Board of Directors, and (iii) require that nominating shareholders give information comparable to that which would be required of the Company under applicable federal proxy regulations. These By-Law amendments could allow the Company to delay undesirable shareholder action in order to give the Company time and information with which to respond.

         The Amendments described in Proposals 1, 2 and 3 are contained within the Restated Certificate of Incorporation set forth in Exhibit A to this Proxy Statement, in substantially the form in which they will take effect if the Amendments are approved by the shareholders. The following description of the Amendments is qualified in its entirety by reference to Exhibit "A". In addition, if the Amendments are approved by the shareholders, certain conforming amendments will be made to the By-Laws of the Company, in substantially the form attached as Exhibit "B".

                                 PROPOSAL NO. 1

      TO APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
                    TO CREATE A STAGGERED BOARD OF DIRECTORS

         The Board of Directors has unanimously approved, and recommends that the shareholders approve, the proposal to amend Article VI of the Restated Certificate of Incorporation to provide for a Board of Directors of three classes, each class as nearly equal as possible, serving staggered terms of three years, after expiration of an initial term which for two classes will be less than three years, with one class being elected each year. Assuming shareholder approval of this proposal, the terms of the nominees for election to the Board of Directors would be staggered as recommended in Proposal No.4, and the shareholders would vote for the nominees for the terms set forth in Proposal No.4.

         In order to establish three staggered classes after approval of this proposal, certain of the directors elected at the annual meeting would serve initial terms of less than three years: the term of two directors (Class I) would terminate at the annual meeting of shareholders to be held during 2000, the term of two directors (Class II) would terminate at the annual meeting of shareholders to be held during 2001 and the term of two directors (Class III) would terminate at the annual meeting of shareholders to be held during 2002. See "Election of Directors" (Proposal No. 4) as to the composition of each class of directors if this proposal is adopted.

         There is no cumulative voting in the election of directors; therefore, a plurality of the votes cast at a meeting for directors of a class would elect all the directors of that class. The provision for staggered terms will apply to every election of directors, whether or not a change in a majority of the Board of Directors arguably might be beneficial to the Company and its shareholders and whether or not shareholders holding a majority of the then outstanding shares of Common Stock believe that such a change might be desirable. In the event of a vacancy in any of the classes, the Board of Directors may fill the vacancy until the next annual meeting of shareholders.

         The staggered terms of the Board of Directors will have the effect of making it more difficult to change the overall composition of the Board of Directors. At least two shareholders' meeting will be required for shareholders to effect a change in a majority of the Board of Directors. Currently, by operation of the Delaware General Corporation Law and the Certificate of Incorporation of the Company, as it is currently in effect, only one meeting of shareholders would be required to effect a change in the majority of the Board of Directors.

         Under Delaware law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors on a classified board may be removed only for cause. The Company's proposed Restated Certificate of Incorporation does not provide otherwise. Accordingly, if the classified board proposal is approved by the shareholders, conforming By-Law provisions, substantially in the form attached as Exhibit B to this Proxy Statement, will be implemented. Presently, all directors of the Company are elected annually and all of the directors may be removed, with or without cause, by a majority vote of the outstanding shares of Common Stock.

         The Board of Directors believes that the longer time required to elect a majority of a staggered Board of Directors will help assure continuity and stability in the management of the business and affairs of the Company in the future, because a majority of the Board of Directors at any given time will have prior experience as directors of the Company. A staggered Board of Directors may also provide additional time to review any proposal for a business combination, corporate restructuring, or other significant transactions and the alternatives to such transactions. Accordingly, there would be a greater opportunity to assure that the interests of the shareholders of the Company are protected to the maximum extent possible.

         Because of the additional time required to change control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company and this may tend to discourage certain tender offers, perhaps including some tender offers that some shareholders may feel would be in their best interests.

VOTE REQUIRED.

         Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote, in person or by proxy, at the Annual Meeting, is required to approve the amendment to the Restated Certificate of Incorporation. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

         The proposed amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware.

         If the shareholders of the Company fail to approve this proposal, the current provisions of the Certificate of Incorporation and the Delaware General Corporation Law will continue to govern.

THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL
         OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
                  TO CREATE A STAGGERED BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2

      TO APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
            TO REQUIRE THAT SHAREHOLDER ACTION BE TAKEN AT A MEETING

         The Company's Board of Directors has unanimously approved and recommends that the shareholders approve an amendment to Article VI to the Restated Certificate of Incorporation which would require that all shareholder action be taken at a shareholders meeting.

         Under Delaware law, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken by shareholders may be taken without a meeting and without a shareholder vote if a written consent setting forth the action to be taken is signed by shareholders having the requisite voting power necessary to authorize such action at a shareholders meeting. The Company's Certificate of Incorporation currently does not provide otherwise. Proposed Article VI of the Restated Certificate of Incorporation would require all shareholder action to be taken at an annual meeting or special meeting of the shareholders, and would prohibit shareholder action by written consent. Under the Company's By-Laws, a shareholders meeting may be called only by the Chairman of the Board of Directors, the Chief Executive Officer or a minority of the Company's directors. Thus, this amendment would permit the Board of Directors to delay, until the next annual shareholders meeting, action favored by the holders of a majority of the outstanding stock. However, in the case of a publicly held corporation with numerous shareholders, such as the Company, action without a shareholders meeting would, as a practical matter, be available to only a limited number of shareholders acting in concert, and not to the Company's shareholders in general. The Board of Directors believes that a publicly owned corporation should afford all of its shareholders an opportunity to participate in a meeting where shareholder action is proposed to be taken.

         The provisions eliminating shareholder action by written consent would give all of the Company's shareholders the opportunity to participate in a proposed shareholder action. The Board of Directors also believes that eliminating the written consent procedure would prevent sudden shareholder action to remove the entire Board of Directors and would thereby preserve the Board of Directors ability to negotiate with a potential takeover bidder on behalf of the Company's shareholders.

         The provisions eliminating shareholder action by written consent would preclude action by written consent of the shareholders even if a majority of the shareholders believed such action to be in their best interests.

VOTE REQUIRED.

         Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote, in person or by proxy, at the Annual Meeting, is required to approve the amendment to the Restated Certificate of Incorporation to require that shareholder action be taken at a meeting. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

         The proposed amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware.

         If the shareholders of the Company fail to approve this proposal, the current provisions of the Certificate of Incorporation and the Delaware General Corporation Law will continue to govern.

THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL
   OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO REQUIRE
               THAT SHAREHOLDER ACTION BE TAKEN AT A MEETING.

                                 PROPOSAL NO. 3

      TO APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
            TO REQUIRE A SUPERMAJORITY VOTE FOR AMENDMENT OR REPEAL
         OF THE COMPANY'S BY-LAWS OR CERTAIN PROVISIONS OF THE RESTATED
             CERTIFICATE OF INCORPORATION (ARTICLES V, VI AND VIII)


         The Company's Board of Directors has unanimously approved and recommended that the shareholders approve an amendment to Article V and the addition of a new Article VIII to the Restated Certificate of Incorporation which would require a two-thirds vote of the Board of Directors to amend or repeal the By-Laws of the Company and require a two-thirds shareholder vote to amend or repeal the By-Laws or certain provisions of the Restated Certificate of Incorporation, as described more fully below.

         Currently, the Certificate of Incorporation may be amended or repealed by the vote of shareholders holding a majority of the voting power of the Company. As permitted by Delaware law, this proposal would require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of stock entitled to vote generally for the election of directors, voting together as a single class, for the amendment or repeal of any of the provisions of the Certificate of Incorporation implemented by Proposals 1, 2 and 3. The two-thirds supermajority vote requirement would also apply to any amendment or repeal of Article VI of the Restated Certificate of Incorporation. Article VI provides for mandatory indemnification by the Company of certain parties, including the Company's directors and officers, to the fullest extent permitted by law, and also provides that, with certain exceptions, the directors of the Company shall not be personally liable to the Company or its shareholders for monetary damages for the breach of their fiduciary duty as directors.

         Currently, the Company's By-Laws may be amended or repealed and new By-Laws adopted by the Board of Directors or by a majority of the Company's shareholders entitled to vote on such matters. This proposal would require amendments to the Company's By-Laws to be approved by either the affirmative vote of the holders of two-thirds of the voting power of all of the then-outstanding shares of stock entitled to vote generally for the election of directors or, if such amendments are to be made by the Board of Directors, by the vote of not less than two-thirds of the Board of Directors.

         The requirements of this proposal will prevent a shareholder with a majority of the voting power of the Company from avoiding the requirements of the By-Laws or the protected provisions of the Restated Certificate of Incorporation by simply repealing them or by causing a majority of the Board of Directors to do so. The supermajority protection given to the indemnification and director liability provisions of the Restated Certificate of Incorporation will help insure that the Company's agents are adequately protected against liability in the event of a proposed takeover, thereby allowing them to focus on the best interests of the Company and its shareholders.

         This requirement could give shareholders holding a significant minority of the Company's stock a veto power over changes to the Company's By-Laws and certain changes to the Restated Certificate of Incorporation even if the Board of Directors (in the case of amendments to the Restated Certificate of Incorporation) or a majority of the shareholders favor such changes.

VOTE REQUIRED.

         Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote, in person or by proxy, at the Annual Meeting, is required to approve the amendment to the Restated Certificate of Incorporation to require a supermajority vote for amendment or repeal of the Company's By-Laws or certain provisions of the Restated Certificate of Incorporation. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

         The proposed amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware.

         If the shareholders of the Company fail to approve this proposal, the current provisions of the Certificate of Incorporation and the Delaware General Corporation Law will continue to govern. As described above, if this proposal is approved, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of stock entitled to vote generally for the election of directors, voting as a single class, will be required to amend or repeal any of the provisions described above.

          THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF
     INCORPORATION TO REQUIRE A SUPERMAJORITY VOTE FOR AMENDMENT OR REPEAL
         OF THE COMPANY'S BY-LAWS OR CERTAIN PROVISIONS OF THE RESTATED
                          CERTIFICATE OF INCORPORATION


                                 PROPOSAL NO. 4

                             ELECTION OF DIRECTORS

         The Company's Board of Directors is comprised of six directors. If the proposed amendment to the Company's Restated Certificate of Incorporation providing for a staggered Board of Directors divided into three classes, as described under Proposal No. 1 above, is adopted, two directors each will be elected for a term expiring at the annual meeting of shareholders to be held during 2000 (Class I), 2001 (Class II) and 2002 (Class III). Messrs. Kozlay and Brooks, currently directors of the Company, have been nominated by the Board of Directors to serve as directors in Class I; Mr. Thaw, currently a director of the Company and Dr. Harrison, a new nominee to the Company's Board of Directors, have been nominated by the Board of Directors to serve as a director in Class II; and Messrs. Caputo and Hunt, currently directors of the Company, have been nominated by the Board of Directors to serve as directors in Class
III. Upon the expiration of the initial terms of the directors in each class, their successors will be elected for terms of three years.

         Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

         The following information is submitted concerning the nominees for election as directors based upon information received by the Company from such persons:

         Nominee                  Age                         Office                           Director Since
         -------                  ---                         ------                           --------------
 Anthony A. Caputo                 57           Chairman, Chief Executive Officer                   1986
                                                and President

 Thomas A. Brooks                  62           Director                                            1998

 Shelley A.Harrison                56           Director                                             --

 Ira A. Hunt, Jr.                  74           Director                                            1990

 Douglas E. Kozlay                 59           Director                                            1983

 Bruce R. Thaw                     46           Director                                            1990

         Anthony A. Caputo, the Chairman, Chief Executive Officer and President of the Company, invested in the Company in 1986, and became a director in November 1986. In 1982, Mr. Caputo founded another computer security firm, TACT Technology, as a division of a public company, and after securing outside funding through a $3.0 million limited partnership in 1984, managed TACT as a separate company. Mr. Caputo resigned from TACT Technology in November 1986 to join the Company. Mr. Caputo has over 20 years' experience in the computer industry, in marketing and management capacities. In June 1993, Mr. Caputo was named Maryland's High Tech Entrepreneur of the Year, an annual award sponsored by organizations including Inc. Magazine, Ernst and Young LLP and Merrill Lynch. He has served as an officer of several publicly traded companies including International Mobile Machines, Inc., Comshare, Inc. and Value Software, now part of Computer Associates, Inc.

         Thomas A. Brooks has been a director of the Company since July 1998. He held various executive positions with AT&T from 1991 through 1998. In 1992 he was appointed Director of the Special Accounts Business Unit of Federal Systems Advanced Technologies ("FSAT"). In 1993 he became acting Vice President, Information Systems within FSAT. In January 1994 he became Senior Vice President, AT&T Paradyne, and General Manager of AT&T Secure Products Business Unit. In January 1996 he was appointed Vice President of AT&T Government Markets and President of AT&T Technical Services Company. He served 32 years as an U.S. Navy Intelligence officer, retiring from active military service as a Rear Admiral and Director of Naval Intelligence in 1991. He is a member of the Federal Government Joint Security Commission. In 1995, President Clinton appointed him as one of three members of the Security Policy Advisory Board. From 1995 to 1997 he was also a member of the Defense Policy Board. He also serves on advisory boards for the Defense Intelligence Agency and the Office of Naval Intelligence. Mr. Brooks is a graduate of Fordham University, with a Master's degree from Fairleigh Dickenson University. He has done post Master's studies at George Washington University and the University of California and has published several articles in various publications. He serves on the Board of Directors of Navy Mutual Aid Association and several Intelligence professional associations.

         Shelley A. Harrison has been a Director of SPACEHAB, Inc. (provider of space-based support services) since 1987, Chairman since 1993 and Chief Executive Officer since April 1996. He is also a founder and Managing General Partner since 1987 of PolyVentures I & II, high-technology venture capital funds. Prior to that he co-founed and served as Chairman and Chief Executive Officer of Symbol Technologies, Inc. (provider of bar-code laser scanners and portable terminals) from 1973 to 1982. He also was a member of the Technical Staff at Bell Telephone Laboratories and a Professor of Electrical Sciences at the State University of New York at Stony Brook. Dr. Harrison holds a Doctoral degree and a Master of Science degree in Electrophysics from Polytechnic University and a Bachelor's degree in electrical engineering from New York University. He is a member of numerous honor societies, trade and industry organizations, a technology advisor to governments, author of books and technical publications and holder of numerous patents. Dr. Harrison is also a director of Netmanage, Inc., Asymetrix Learning Systems, Inc., Globecomm Systems, Inc. as well as several privately held high technology companies.

         Ira A. Hunt, Jr. has been a director of the Company since December 1990. Mr. Hunt is a graduate of the U.S. Military Academy, West Point, New York. He served 33 years in various command and staff positions in the U.S. Army, retiring from active military service as a Major General in 1978. Subsequently he was President of Pacific Architects and Engineers in Los Angeles, California and a Vice President of Frank E. Basil, Inc. in Washington, D.C. Mr. Hunt has a Master of Science degree in civil engineering from the Massachusetts Institute of Technology; a Master of Business Administration degree from the University of Detroit; a Doctor of the University degree from the University of Grenoble, France; and a Doctor of Business Administration degree from George Washington University.

         Douglas E. Kozlay is the co-founder, and was President of the Company from 1983 until March 1993. Mr. Kozlay's principal responsibilities include providing guidance and advice on product architecture to the Chief Executive Officer and performing engineering functions as required. Mr. Kozlay has been a director of the Company since its inception. From 1979 to 1982 Mr. Kozlay served as President of EMAX, Inc., a company which designed and marketed data acquisition and control systems. Previously, Mr. Kozlay has served as a manager of a research and development laboratory for the U.S. National Security Agency and as a design engineer for IBM Corporation. In 1982 Mr. Kozlay was Director of Industrial Automation for EMC Controls.

         Bruce R. Thaw has been a director of the Company since December 1990. From 1987 to the present, Mr. Thaw has served as general counsel to the Company. Mr. Thaw was admitted to the bar of the State of New York in 1978 and the California State Bar in 1983. Mr. Thaw is also a director of Amtech Systems, Inc., a publicly traded company engaged in the semiconductor industry, and Nastech Pharmaceutical Company, Inc., a publicly traded company engaged in drug delivery technology.

         The Company's Board of Directors has established an Audit Committee, which is comprised of Ira A. Hunt, Jr. and Bruce R. Thaw. The purpose of this Committee is to review with the Company's independent auditor KPMG LLP, and the Chief Financial Officer of the Company, the financial controls and practices of the Company and the plans for and results of the audit engagement.

         The Company does not have a nomination or similar committee. The Board of Directors held seven meetings in 1998. Each director attended at least 75% of the aggregate number of meetings of the Board and any committee of which they served during the year.

         If Proposal No. 1 is not approved by the shareholders, all nominees elected as directors will hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

   UNLESS AUTHORITY IS WITHHELD, THE PROXIES WILL BE VOTED "FOR" THE ELECTION
                OF THE SIX NOMINESS NAMED ABOVE AS DIRECTORS.
    PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER
                   OF NOMINEES NAMED IN THE PROXY STATEMENT.


SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS

         The following table sets forth as of April 29, 1999 (unless otherwise specified) certain information as to persons known to the Company to be beneficial owners of more than five percent of the outstanding shares of the Company's Common Stock, by each director, by the nominee for director, by each of the executive officers named in the Summary Compensation Table and by all executive officers and directors of the Company as a group.

                                                  Number of shares
Name (and Address of 5% owners)               Beneficially owned (1)                         Percent
-------------------------------               ----------------------                         -------
Anthony A. Caputo (2)                                 614,600                                 11.5%
8029 Corporate Drive
Baltimore, MD 21236

William E. Simon (3)                                  282,933                                 5.3%
P.O. Box 1913
Morristown, NJ 07962

Bruce R. Thaw (2)                                     255,000                                 4.8%

Douglas E. Kozlay (2)                                 115,300                                 2.2%

Ira A. Hunt, Jr. (2)                                   47,000                                  (4)

Dubhe Beinhorn (2)                                     23,366                                  (4)

Michael M. Kaplan (2)                                  20,000                                  (4)

Thomas A. Brooks (2)                                   13,000                                  (4)

Sean R. Price (2)                                      11,666                                  (4)

Philip S. Saunders (2)                                  6,000                                  (4)

Shelley A. Harrison                                      --                                    --

All Executive Officers and Directors                1,220,551                                22.8%
as a Group (13 persons) (2)

-------------------------

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants held by such person (but not those held by any other person) and which are execrable within 60 days have been exercised.
(2) Includes shares issuable pursuant to outstanding stock options that may be exercised within 60 days as follows: 20,000 shares for Mr. Caputo; 35,000 shares for Mr. Thaw; 8,000 shares for Mr. Kozlay; 35,000 shares for Mr. Hunt; 23,366 shares for Ms Beinhorn; 20,000 shares for Mr. Kaplan; 10,000 shares for Mr. Brooks; 11,666 shares for Mr. Price; 6,000 shares for Mr. Saunders; and 214,551 shares for all officers and directors as a group.
(3) Based on information reported on a Schedule 13G dated November 12, 1998 filed with the Securities and Exchange Commission.
(4)      Represents less than 1% of the outstanding shares of Common Stock.

         Section 16 of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the copies of such reports furnished to the Company and written representations from the executive officers and directors, the Company is unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended December 31, 1998 by its executive officers and directors except for a late filing by Jill Leukhardt, a Senior Vice President, for the purchase of 500 shares of Common Stock.

                             EXECUTIVE COMPENSATION

             The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three fiscal years to (1) the Company's Chief Executive Officer and (2) the other four most highly compensated executive officers of the Company whose aggregate cash compensation in fiscal year 1998 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                                                        Compensation
                                                 Annual Compensation                       Awards
                              -------------------------------------------------------------------------
                                                                    Other Annual
  Name and Principal                  Salary             Bonus      Compensation           Options
       Position          Year           ($)               ($)         ($) (1)              (Shares)
-------------------------------------------------------------------------------------------------------
  Anthony A. Caputo,     1998         275,000           110,000          0                       0
   Chairman, Chief       1997         250,000            82,500          0                  50,000
  Executive Officer      1996         225,000                 0          0                       0
    And President

  Michael M. Kaplan,     1998         154,750            49,500          0                  10,000
Senior Vice President,   1997         150,000            42,500          0                       0
    Technology(2)        1996         131,827           138,291          0                  50,000

   Dubhe Beinhorn,       1998         170,846                 0          0                       0
   Vice President,       1997         141,562            50,000          0                  10,000
 International Sales(3)  1996          17,187                 0          0                  35,000

  Philip S. Saunders     1998         110,608            48,282          0                  27,000
   Vice President,
    Marketing(4)

    Sean R. Price        1998         147,513                 0          0                  10,000
Vice President, North    1997          91,326                 0          0                  35,000
  American Sales (5)

------------------------

(1) Perquisites and other personal benefits to the named executive officers were less than either $50,000 or 10% of the total annual Salary and Bonus reported for the named executive officers, and therefore, information has not been included.
(2) Mr. Kaplan became an employee of the Company in January 1996. The 1996 bonus includes a one-time sign on bonus of $125,000.
(3) Ms. Beinhorn became an employee of the Company in November 1996. The 1997 bonus represents a one-time sign on bonus.
(4)      Mr. Saunders was appointed Vice President, Marketing in June 1998.
(5)      Mr. Price became an employee of the Company in April 1997.

1989 STOCK OPTION PLAN

         Under the Company's 1989 Stock Option Plan (the "Plan") options to purchase a maximum of 1,496,000 shares of Common Stock of the Company (subject to adjustment in the event of stock splits, stock dividends, recapitalizations and other capital adjustments) could be granted to employees, officers and directors of the Company and other persons who provide services to the company. The Plan terminated on February 24, 1999. As of April 29, 1999, there are 1,233,319 such options granted and outstanding, 125,031 options have been exercised and 137,650 options have been cancelled. The options granted under the Plan are designated as either incentive stock options or nonstatutory stock options by the Board of Directors, which also has discretion as to the persons to be granted options, the number of shares subject to the options and terms of the option agreements. Only employees, including officers and part-time employees of the Company were granted incentive stock options. These options are intended to receive incentive stock option tax treatment pursuant to Section 422A of the Internal Revenue Code of 1986, as amended.

         The Plan provided that options granted thereunder shall be exercisable during a period of no more than ten years (five years in the case of 10% shareholders) from the date of grant, depending upon the specific stock option agreement, and that, with respect to incentive stock options, the option exercise price shall be at least equal to 100% of the fair market value of the Common Stock at the time of grant (110% in the case of 10% shareholders). Pursuant to the provisions of the Plan, the aggregate fair market value (determined on the date of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000.

401(k) PENSION PLAN

         The Company established a defined contribution pension plan effective January 1, 1991 (the "Pension Plan") for employees who have completed three months of service with the Company. The Pension Plan is administered by the Company and permits pre-tax contributions to the Pension Plan by participants pursuant to Section 401(k) of the Internal Revenue Code (the "Code") of 3% to 10% of base compensation up to the maximum allowable contribution as determined by the Code. The Company matches participants' contributions on a discretionary basis. The Company may also make additional discretionary contributions. To date, the Company has made no matching contributions to the Pension Plan.

                     OPTION GRANTS IN LAST FISCAL YEAR (1)

         During 1998, the Company granted stock options for 492,950 shares to sixty-two persons. The following table provides information related to the number of stock options granted to the named executive officers.


                                                                         Potential Realizable Value at
                                                                         Assumed Annual Rates of Stock
                                                                             Price Appreciation for
                         Individual Grants                                        Option Term (2)
-------------------------------------------------------------------------------------------------------
                       Number of    % of Total
                      Securities      Options
                      Underlying    Granted to   Exercise or
                        Options    Employees in   Base Price   Expiration
        Name          Granted (#)   Fiscal Year     ($/Sh)        Date        5% ($)     10% ($)
-------------------------------------------------------------------------------------------------------
Michael M. Kaplan       10,000          2.0         8.563       12/18/05      34,860      81,240

Philip S. Saunders      20,000          4.1         7.000        6/22/05      57,000     132,820
                         7,000          1.4         8.563       12/18/05      24,402      56,868

Sean R. Price           10,000          2.0         8.563       12/18/05      34,860      81,240

-----------------------------

(1)      The Company granted no Stock Appreciation Rights in 1998.
(2) The potential realizable value has been calculated in conformity with Security and Exchange Commission proxy statement disclosure rules and is not intended to forecast possible future appreciation of the Common Stock. No gain to the options is possible without stock price appreciation, which will benefit all shareholders. A zero percent gain in stock price appreciation will result in zero dollars for the optionee.

         On February 4, 1998, in order to stimulate employee efforts in promoting the growth, efficiency and profitability of the Company, it offered 66 employees who had received stock options during 1996 and 1997, the opportunity to exchange their options for a new option for the same number of shares and option term, but with a new vesting schedule and a per share exercise price of $6.50, the last reported sale price on that date. The offer was accepted by 58 employees who held options aggregating 235,750 shares at per share exercise prices ranging from $8.50 to $13.875. The directors and the executive officers of the Company were not eligible to participate in this offering.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES (1)

         There were no stock options exercised during 1998 by any director or executive officer of the Company. The following table provides information with respect to the number and value of stock options held at fiscal year-end by the named executive officers:

                                 Number of Securities Underlying       Value of Unexercised In-the-
                                     Unexercised Options at                 Money Options at
                                     December 31, 1998 (#)              December 31, 1998 ($) (2)
                              ------------------------------------   --------------------------------
       Name                      Exercisable       Unexercisable       Exercisable    Unexercisable
--------------------          ----------------   -----------------   --------------- ----------------
 Anthony A. Caputo                 10,000              40,000             10,630         42,520

 Michael M. Kaplan                 10,000              50,000                  0          7,500

 Dubhe Beinhorn                    26,666              18,334              9,792          4,898

 Philip S. Saunders                     0              45,000                  0        102,144

 Sean R. Price                     11,666              33,334             13,589         35,221

-----------------------------

(1) No Stock Appreciation Rights ("SARs") were exercised by any Company employee, executive officer or director in 1998, and there are no outstanding SARs held by any employee, executive officer or director of the Company.

(2) The value of unexercised stock options at December 31, 1998 is based on the last reported sale price of $9.313 for the Common Stock as reported by the Nasdaq National Market on that date.

COMPENSATION OF DIRECTORS

         The Company has not paid and does not presently propose to pay cash compensation to any director for acting in such capacity, except for reimbursement for reasonable expenses in attending those meetings. On December 23, 1997, the Board of Directors approved the grant of a stock option on January 2, 1998 for 15,000 shares to each director who was not an employee of the company (Messrs. Hunt and Thaw). The per share option price was $6.125, the last reported sales price on the grant date. Mr. Brooks received a stock option grant on July 29, 1998, the date of his election as a director, for 10,000 shares at a per share price of $7.344, the last reported price on that date. The options have a three-year term and are fully vested.

         On December 18, 1998, the Board of Directors approved the grant of a stock option on January 4, 1999 for 10,000 shares to each director who was not an employee of the Company (Messrs. Brooks, Hunt and Thaw). The per share option price was $9.188, the last reported sale on the grant date. The options have a three year term and are fully vested. In addition, a director who is not an employee of the Company will receive an annual stock option grant for a minimum of 5,000 shares which will be priced at the last reported sale price on the date of the grant.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

         In March 1997, the Company and Mr. Caputo entered into a five-year employment agreement. Pursuant to the terms of the agreement, Mr. Caputo is to receive an annual salary of $250,000 adjusted annually based on a review by the Compensation Committee with a minimum annual increase of ten percent. Mr. Caputo is also entitled to incentive compensation of up to one-half his base salary upon attainment of the Company's business objectives as set forth in the Company's annual business plan. As further compensation, Mr. Caputo was issued on March 27, 1997, a five year stock option to purchase 50,000 shares of the Company's Common Stock at a per share price of $8.25 which was 110% of the last reported sales price on that date. The option vests at 20% per full year of service.

         In November 1986, the Company and Mr. Kozlay entered into a five-year employment agreement, which was renewable and has been renewed for successive one-year periods. Mr. Kozlay's current annual compensation pursuant to the agreement is $115,000.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Company's Compensation Committee (the "Committee") is composed of only directors who are not employees of the Company. The Committee for fiscal year 1998 consisted of Thomas A. Brooks and Ira A. Hunt, Jr.

         The Committee establishes the general compensation policies of the Company, specific compensation for each executive officer of the Company and administers the Company's Stock Option Plan. The Company's intent as administered through the Committee is to make the compensation packages of the executive officers of the Company sufficient to attract and retain persons of exceptional quality, and to provide effective incentives to motivate and reward such executives for achieving the scientific, financial and strategic goals of the Company essential to the Company's long-term success and to growth in shareholder value. The Company's typical executive compensation package consists of three components: (1) base salary; (2) incentive cash bonuses; and
(3) stock options.

Base Compensation

         The Committee's approach is to offer executive salaries competitive with those of other executives in the industry in which the Company operates. To that end, the Committee evaluates the competitiveness of its base salaries based upon information drawn from various sources, including published and proprietary survey data, consultants' reports and the Company's own experience recruiting and training executives and professionals. The Company's base salary levels are intended to be consistent with competitive practice and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and the performance of the individual executive.

Bonuses

         In addition to base salary, executives are eligible to receive discretionary bonuses, from time to time, upon the achievement of certain scientific, financial and marketing milestones. In addition, at the beginning of each year, the Committee and the Company's Chairman and Chief Executive Officer review each executive's job responsibilities and goals for the upcoming year. The amount of the bonus and any performance criteria vary with the position and role of the executive within the Company. In addition, for all executives, the Committee with the assistance of the Company's Chief Financial Officer, reviews the Company's actual financial performance against its internally budgeted performance in determining year-end bonuses, if any. However, the Committee does not set objective performance targets for employees other than executive officers.

Stock Option Grants

         The Company, from time to time, grants stock options in order to provide certain executives with a competitive total compensation package and to reward them for their contribution to the long-term price performance of the Company's Common Stock. Grants of stock options are designed to align the executive's interest with that of the shareholders of the Company. In awarding option grants, the Committee will consider, among other things, the amount of stock and options presently held by the executive, the executive's past performance and contributions, and the executive's anticipated future contributions and responsibilities.

Compensation for the Chief Executive Officer in 1998

         The Committee based its compensation recommendations for 1998 primarily upon the operating results for 1997. The Committee approved an annual salary for Mr. Caputo of $275,000 for 1998 and a bonus plan that could pay up to a maximum of 50% of that annual salary at the discretion of the Committee. In determining the total bonus to be paid to Mr. Caputo, quantitative criteria included business strategy, growth of the Company, development of new products, productivity improvement, customer satisfaction, financial performance and change in shareholder value. In making compensation decisions based on the quantitative criteria set forth above, the Committee believes that the compensation paid to Mr. Caputo is closely tied to the performance of the Company. Since the Company made significant progress in achieving its financial and new product development plans and increased shareholder value, the Company paid a bonus of $110,000 to Mr. Caputo in 1998.

Summary

         The Committee believes that the executive compensation aligns the interests of Management with that of shareholders and focuses Management's attention on the long-term successful operation of the Company. Each executive officer and the directors have received stock options to purchase shares of Common Stock. In addition, Mr. Caputo is a significant shareholder of the Company. Consequently, a significant portion of their compensation is at risk based on the Common Stock price performance and maintenance of value in the marketplace.

                     Thomas A. Brooks and Ira A. Hunt, Jr.

ADVISORY BOARD

         In January 1997, the Company announced the formation of an advisory board aimed at assisting the Company in building shareholder value by facilitating growth. Established as part of an overall strategy to manage and maintain Company expansion, the advisory board will work as an integral part of the Company's planning team in conjunction with the Company's executive officers and directors. The advisory board is chaired by former United States Treasury Secretary William E. Simon. Other members are Dr. Vinton G. Cerf, MCI WorldCom, Inc.'s Senior Vice President of Internet Architecture and Daniel L. Mosley, a partner in the law firm of Cravath, Swaine & Moore. While no member receives cash compensation for acting in such capacity, the members are eligible to receive stock options, which are usually priced at the last reported sale price on date of issue and vest in three equal annual installments. In 1998, Mr. Simon received an option for 100,000 shares at a share price of $7.125.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Bruce R. Thaw, a director of the Company, serves as general counsel to the Company and billed the Company $87,150 for legal fees for representing the Company in connection with legal and regulatory matters in 1998. Mr. Thaw continues to represent the Company for which he will be paid customary legal fees.

                            STOCK PERFORMANCE GRAPH

         The graph below compares the total return (change in year-end stock price plus reinvested dividends) of the Company's Common Stock, the Total Return Index for the Nasdaq Stock Market (U.S.) and the Nasdaq Computer and Data Processing Services Stock Index. The graph assumes that $100 was invested in the Company's Common Stock and in each of the foregoing indices. The graph also assumes that all dividends were reinvested.

         There can be no assurance as to the future trends in the total return of the Company's Common Stock or of the foregoing indices. The Company does not make nor does it endorse any predictions as to future stock price performance.

 Measurement     Information Resource    Total Return Index for Nasdaq          Nasdaq Computer and Data
   Period          Engineering, Inc.          Stock Market (U.S.)           Processing Services Stock Index
 Year Covered             ($)                        ($)                                 ($)
--------------------------------------------------------------------------------------------------------------
     1993                 100.00                     100.00                             100.00
     1994                 110.24                      97.75                             121.44
     1995                 450.00                     138.26                             184.92
     1996                 163.63                     170.03                             228.24
     1997                 109.65                     208.53                             280.39
     1998                 169.33                     293.83                             500.58

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Company's Board of Directors has selected KPMG LLP as independent public accountants for the Company for the year ending December 31, 1999. KPMG LLP has served the Company in the capacity of independent public accountants since the Company's initial public offering in 1989. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be afforded the opportunity to make a statement if requested.

                                 PROPOSAL NO. 5

                APPROVAL OF THE 1999 EMPLOYEE STOCK OPTION PLAN

         The Company's 1999 Employee Stock Option Plan (the "1999 Plan) was adopted by the Board of Directors on February 12, 1999, subject to shareholder approval. In adopting the 1999 Plan, the Board recognized that there were no additional shares available for issuance under the Company's Amended 1989 Stock Option Plan and that, with the Company's continued growth, the Company required the ability to grant additional options to new and existing employees. The 1999 Plan is designed to induce persons of outstanding ability and potential to join and remain with the Company, by encouraging, motivating and enabling employees to acquire stock ownership in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company through the grant of options to purchase shares of the Company's Common Stock. The maximum aggregate number of shares that may be optioned and sold under the Plan is 500,000 shares of Common Stock less the number of Shares issued or issuable under stock bonus awards under the Company's 1999 Stock Bonus Plan (see Proposal No. 6). As of the date of this Proxy Statement, four options for an aggregate of 68,000 shares of Common Stock have been granted under the 1999 Plan. THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE 1999 PLAN.

Reasons for Approval

         Shareholder approval of the 1999 Plan is necessary in order that incentive stock options granted under the 1999 Plan will qualify for treatment as such under the Internal Revenue Code of 1986, as amended (the "Code").
Unless shareholder approval is obtained, any options granted under the 1999
Plan will have less value and, consequently, will not provide the incentive to the recipient intended by the Board. In addition, the grant of stock options pursuant to a plan which has been approved by shareholders and meets certain conditions are exempt from the "short-swing profits" liability provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Section 16(b) provides that upon the purchase and sale (or sale and purchase) of the Company's Common Stock within any six month period by a principal officer, director or beneficial owner of more than 10% of the Company's Common Stock, any "profit" realized by such person is recoverable by the Company. As a result of the complexities of this rule, optionees may unwittingly fall within its scope and be forced to disgorge gains to the Company, thereby frustrating the Company's intent to provide incentive to officers and employees under the 1999 Plan. Thus, shareholder approval of the 1999 Plan is sought in order to exempt from the liability provisions of Section 16(b) the grant of options to officers and employees who are eligible to participate in the 1999 Plan. The failure to obtain approval will not effect the effectiveness of the 1999 Plan. In this case, any shares issued pursuant to the exercise of an option granted under the 1999 Plan will be unregistered and the holders of such shares will be required to comply with Rule 144 under the Securities Act of 1933, as amended.

Summary of the 1999 Plan

         The following summary of the 1999 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 1999 Plan, which is attached hereto as Exhibit "C."

 Administration.

         The Board of Directors of the Company or a Committee appointed by the Board of Directors (hereinafter referred to as the "Board") will administer the 1999 Plan. The Board has full authority, subject to the provisions of the 1999 Plan, to award incentive stock options and nonstatutory stock options ("Options").

         Subject to the provisions of the 1999 Plan, the Board will determine in its sole discretion, among other things, the persons to whom from time to time Options may be granted ("Participants"), the number of shares of Common Stock (the "Shares") and exercise price under the Options, any restrictions or limitations on the Options including vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Options. The interpretation and construction by the Board of any provisions of, or the determination of any questions arising under, the 1999 Plan or any rule or regulation established by the Board pursuant to the 1999 Plan, will be final, conclusive and binding on all persons interested in the 1999 Plan.

Shares Subject to the 1999 Plan.

         The 1999 Plan authorizes the granting of Options, the exercise of which would allow up to a maximum of 500,000 Shares to be acquired by the Participants of the 1999 Plan less the number of Shares issued or issuable under stock bonus awards under the Company's 1999 Stock Bonus Plan (see Proposal No. 6). Accordingly, the 1999 Plan and the 1999 Stock Bonus plan effectively share the same pool of reserved Common Stock. The maximum number of Shares that may be issued under both plans is 500,000 Shares. In order to prevent the dilution or enlargement of the rights of the Participants under the 1999 Plan, the number of Shares authorized by the 1999 Plan and the number of Shares subject to outstanding options are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any Option granted under the 1999 Plan is forfeited or terminated, the Shares that were underlying such Option shall again be available for distribution in connection with Options subsequently granted under the 1999 Plan.

Eligibility.

         Subject to the provisions of the 1999 Plan, Options may be granted to full-time employees of the Company or its subsidiaries and consultants employed by the Company.

Effective Date and Term of 1999 Plan.

         If approved by the Company's shareholders, the 1999 Plan will be deemed effective on February 12, 1999, the date on which it was adopted by the Board. The 1999 Plan will terminate ten (10) years after the effective date subject to earlier termination by the Board. No option may be granted after February 12, 2009, but Options previously granted may extend beyond such date.

Nature of Options.

          The 1999 Plan provides for the grant of options, which may be nonstatutory options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1999 Plan are not transferable and have a term not to exceed ten (10) years from the date of grant. The per share exercise price of an incentive stock option granted under the 1999 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant.

Exercise of Options.

         The 1999 Plan provides the Board with the sole discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Board at any time prior to expiration, so long as the optionee remains employed by the Company, except in the case of death or disability, where special rules apply. No option granted under the 1999 Plan is transferable by the Participant other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

Agreements.

         Options granted under the 1999 Plan will be evidenced by agreements consistent with the 1999 Plan in such form as the Board may prescribe. Neither the 1999 Plan nor agreements thereunder confer any right to continued employment upon any Participant.

Amendments to the 1999 Plan.

         The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the 1999 Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Option grant, without the Participant's consent.

Federal Income Tax Considerations.

          The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1999 Plan. The discussion does not address state, local or foreign tax consequences.

         If the 1999 Plan is approved by the shareholders, a Participant will not recognize taxable income upon the grant or exercise of an incentive stock option except under certain circumstances when the exercise price is paid with already-owned shares of Common Stock that were acquired through the previous exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value of the Shares received on the date of exercise over the exercise price of the Shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. Pursuant to the provisions of the 1999 Plan, the aggregate fair market value (determined on the date of grant) of the Shares with respect to which incentive options are exercisable for the first time by a Participant during any calendar year can not exceed $100,000. The Company will not be entitled to any tax deduction with respect to the grant or exercise of an incentive stock option.

         If Shares acquired upon exercise of an incentive stock option are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such Shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such Shares by the Participant or recipient and (ii) the Company will not be allowed a tax deduction in connection with the Shares acquired pursuant to the exercise of the incentive stock option. If a sale of such Shares occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of income tax payable on a long-term capital gain will depend upon the income tax rates in effect at the time of the sale. The ability of a Participant to utilize a long-term capital loss will depend upon the Participant's other income tax attributes and the statutory limitations on capital loss deductions. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Shares acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

         A "disqualifying disposition" will result if the Shares acquired upon the exercise of an incentive stock option (except in the circumstances of a decedent's incentive stock option as described below) are sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition, the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on disposition. The Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. The Participant will report as a short-term capital gain, as applicable, any amount realized in excess of the fair market value on the date of exercise. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Shares acquired may be higher for determining a short-term capital gain or loss for alternative minimum tax purposes.

         The general rules discussed above are different if the Participant disposes of the Shares in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the Participant. Examples of these dispositions include gifts or sales to related parties such as members of the Participant's family and corporations or entities in which the Participant owns a majority equity interest. In such circumstances, the Participant would recognize ordinary income equal to the difference between the exercise price of the Shares and the fair market value of the Shares on the date of exercise. The amount of ordinary income would not be limited by the price at which the Shares were actually sold by the Participant to the related party.

         If the Participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an incentive stock option must be exercised within three months of such termination in order to be eligible for the tax treatment of the incentive stock options described above, provided the ISO Holding Period requirements are met. If a Participant terminates employment because of a permanent and total disability, the incentive stock option will be eligible for such treatment if it is exercised within one year of the date of termination of employment, provided the ISO Holding Period requirements are met. In the event of a Participant's death, the incentive stock option will be eligible for such treatment if exercised by the Participant's legatees, personal representatives or distributees within one year from the date of death, provided that the death occurred while the Participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

         In general, a Participant to whom a nonstatutory option ("NSO") is granted will recognize no taxable income at the time of the grant. Upon exercise of a NSO, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Shares on the date of exercise exceeds the exercise price of the NSO, and the Company will generally be entitled to a tax deduction equal to the ordinary income recognized by the Participant in the year the participant recognizes ordinary income, subject to the limitations of Section 162(m) of the Code. The Company is required to withhold certain income taxes from certain Participants upon exercises of a NSO.

         Pursuant to applicable rules under Section 16(b) of the 1934 Act, the grant of an option (and not its exercise) to an individual who is subject to the reporting and short-swing provisions under Section 16 of the 1934 Act begins the six-month period of potential liability. The taxable event for the exercise of a NSO that has been outstanding at least six months would be date of exercise. If an option is exercise within six months after the date of grant, however, taxation ordinarily would be deferred until the date which is six months after the date of grant, unless that individual has filed an election pursuant to Section 83(b) of the Code to be taxed on the date of exercise.

         Any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Shares and the fair market value of the Shares on the date of exercise of the NSO. Such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Shares are held. The required holding period for long-term capital gains is presently one year. The excess of the net long-term capital gain over net short-term capital loss is taxable at a maximum tax rate of 20%. Capital losses are currently deductible for individuals to the extent of capital gains plus an amount not to exceed $3,000 ($1,500 for married individuals filing separately). There is no tax impact to the Company upon the sale of the Shares.

         For purposes of the "alternative minimum tax" applicable to individuals, a Participant must, in the year the incentive stock option is exercised, include the difference between the exercise price and the fair market value of the Shares on the date of exercise in alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income, but only to the extent that such tax exceeds the individual's regular income tax liability for the taxable year.

         In addition to the foregoing federal tax consequences, the exercise, ultimate sale or other disposition of Shares by Participants will in most cases be subject to state income taxation.

VOTE REQUIRED.

         Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Annual Meeting, is required to approve the 1999 Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

       THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR"
              THE APPROVAL OF THE 1999 EMPLOYEE STOCK OPTION PLAN.


                                 PROPOSAL NO. 6

                     APPROVAL OF THE 1999 STOCK BONUS PLAN

         The Board adopted the Company's 1999 Stock Bonus Plan (the "Bonus Plan") on February 12, 1999. The Board believes that in order to attract and retain persons of outstanding ability as employees of the Company, provide increased incentive for such persons to strive to attain the Company's long-term goal of increasing shareholder value, and to continue to promote the well being of the Company, it is in the best interests of the Company and its shareholders to provide such employees of the Company with additional compensation for services which they have rendered or will render in the future, through the granting of bonuses in the form of the Company's Shares. As of the date of this Proxy Statement, no stock bonuses have been granted under the Bonus Plan. THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE 1999 STOCK BONUS PLAN.

Reason for Approval

         The grant of stock pursuant to a plan that has been approved by shareholders and meets certain conditions is exempt from the "short-swing profits" liability provisions of Section 16(b) of the 1934 Act. Section 16(b) provides that upon the purchase and sale (or sale and purchase) of the Company's Common Stock within any six-month period by a principal officer, director or beneficial owner of more than 10% of the Company's Common Stock, any "profit" realized by such person is recoverable by the Company. As a result of the complexities of this rule, Bonus Plan participants may unwittingly fall within its scope and be forced to disgorge gains to the Company; thereby frustrating the Company's intent to provide incentive to officers and employees under the Bonus Plan. Thus, shareholder approval of the Bonus Plan is sought in order to exempt from the liability provisions of
Section 16(b) the grant of a stock bonus ("Bonuses") to officers and employees who are eligible to participate in the Bonus Plan. Unless shareholder approval is obtained, Bonuses granted under the Bonus Plan will have less value and, consequently, will not provide the incentive to the recipient intended by the Board. The failure to obtain approval will not effect the effectiveness of the 1999 Plan. In this case, any Shares issued pursuant to the grant of Bonuses under the 1999 Plan will be unregistered and the holders of such shares will be required to comply with Rule 144 under the Securities Act of 1933, as amended.

Summary of the Bonus Plan

         The following summary of the Bonus Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Bonus Plan, which is attached hereto as Exhibit "D."

Administration.

         The Bonus Plan will be administered by a Committee of the Company's Board. The Committee has full authority, subject to the provisions of the Bonus Plan to award Bonuses.

         Subject to the provisions of the Bonus Plan, the Committee will determine in its sole discretion, among other things, the persons to whom from time to time Bonuses may be granted ("Bonus Recipients"), the number of Shares subject to each Bonus, any restrictions or limitations on such Shares, including vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Shares. The interpretation and construction by the Committee of any provisions of, or the determination of any questions arising under, the Bonus Plan or any rule or regulation established by the Committee pursuant to the Bonus Plan, will be final, conclusive and binding on all persons interested in the Bonus Plan.

Shares Subject to the Bonus Plan.

          The Bonus Plan authorizes the granting of up to 500,000 Shares, less that number of Shares issued or issuable pursuant to stock options granted under the 1999 Plan (see Proposal No. 5). Accordingly, the Bonus Plan and the 1999 Plan effectively share the same pool of reserved Common Stock. The maximum number of Shares that may be issued under both plans is 500,000 shares. In order to prevent the dilution or enlargement of the rights of the Bonus Recipients under the Bonus Plan, the number of shares of Common Stock authorized by the Bonus Plan is subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock.

Eligibility.

          Subject to the provisions of the Bonus Plan, Bonuses may be granted to full-time employees of the Company or its subsidiaries. Members of the Committee are not eligible to be granted Bonuses.

Effective Date and Term of Bonus Plan.

          If approved by the Company's shareholders, the Bonus Plan will be deemed effective on February 12, 1999, the date that it was adopted by the Board. The Bonus Plan will terminate ten (10) years after the effective date of the Bonus Plan, subject to earlier termination by the Board. No Bonus may be granted under the Bonus Plan after February 12, 2009, but Bonuses previously granted may extend beyond such date.

Amendments to the Bonus Plan.

          The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the Bonus Plan, but no amendment, modification or termination shall be made which would impair the rights of a Bonus Recipient without the Recipient's consent.

Federal Income Tax Consequences

         A Bonus Recipient may be granted a specified number of Shares. However, vested rights to such Shares may be subject to certain restrictions or may be conditioned on the attainment of certain performance goals. The Shares may be forfeited if any of the restrictions are violated or the performance goals are not satisfied.

         A Bonus Recipient will recognize ordinary income equal to the fair market value of the Shares at the time the Bonus is granted, if there are no restrictions or conditions or at the time the restrictions or conditions lapse unless the individual has filed an election pursuant to Section 83(b) of the Code to be taxed on the date of grant. The Company is entitled to an income tax deduction at the same time and in the same amount the recipient reports as compensation income.

         Pursuant to applicable rules under Section 16(b) of the 1934 Act, the grant of a Bonus to an individual who is subject to the reporting and short-swing provisions under Section 16 of the 1934 Act begins the six-month period of potential liability. The taxable event for the grant of a Bonus would be date of grant, however, taxation ordinarily would be deferred until the date which is six months after the date of grant or the date that any restrictions or conditions lapse, unless that individual has filed an election pursuant to
Section 83(b) of the Code to be taxed on the date of exercise.

         Any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Shares and the fair market value of the Shares on the date that ordinary income is recognized. Such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Shares are held. The required holding period for long-term capital gains is presently one year. The excess of the net long-term capital gain over net short-term capital loss is taxable at a maximum tax rate of 20%. Capital losses are currently deductible for individuals to the extent of capital gains plus an amount not to exceed $3,000 ($1,500 for married individuals filing separately). There is no tax impact to the Company upon the sale of the Bonus shares.

         In addition to the foregoing federal tax consequences, the grant of a Bonus and the subsequent sale or other disposition of the Shares by the Bonus Recipient will in most cases be subject to state income taxation.

         The Committee may afford limited or full income tax protection to the Bonus Recipient by granting a cash bonus in connection with the Bonus.

VOTE REQUIRED

         Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Annual Meeting, is required to approve the Bonus Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE
                     APPROVAL OF THE 1999 STOCK BONUS PLAN.

                                 PROPOSAL NO. 7

            APPROVAL OF THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         The Company's Non-Employee Directors Stock Option Plan (the "Directors Plan") was adopted by the Board on February 12, 1999. The Directors Plan is intended to provide non-employee directors with an incentive to actively direct and contribute to the Company's growth by enabling them to acquire a proprietary interest in the Company. The maximum aggregate number of Shares that may be optioned and sold under the Directors Plan is 100,000 shares. As of the date of this Proxy Statement, one option for 20,000 shares has been granted under the Directors

Plan. THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

Reason for Approval

         The grant of stock options pursuant to a plan that has been approved by shareholders and meets certain conditions is exempt from the "short-swing profits" liability provisions of Section 16(b) of the 1934 Act. Section 16(b) provides that upon the purchase and sale (or sale and purchase) of the Company's Common Stock within any six month period by a principal officer, director or beneficial owner of more than 10% of the Company's Common Stock, any "profit" realized by such person is recoverable by the Company. As a result of the complexities of this rule, directors may unwittingly fall within its scope and be forced to disgorge gains to the Company, thereby frustrating the Company's intent to provide incentive to directors under the Directors Plan. Thus, shareholder approval of the Directors Plan is sought in order to exempt from the liability provisions of Section 16(b) the grant of options to directors who are eligible to participate in the Directors Plan. Unless shareholder approval is obtained, options granted under the Directors Plan will have less value and, consequently, will not provide the incentive to the recipient intended by the Board. The failure to obtain approval will not effect the effectiveness of the Directors Plan. In this case, any shares of Common Stock issue pursuant to the exercise of an option granted the Directors Plan will be unregistered and the holders of such shares will be required to comply with Rule 144 under the Securities Act of 1933, as amended.

Summary of the Directors Plan

         The following summary of the Directors Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Directors Plan, which is attached hereto as Exhibit "E."

Administration.

         The Directors Plan will be administered by the Board. The interpretation and construction by the Committee of any provisions of, or the determination of any questions arising under, the Directors Plan or any rule or regulation established by the Board pursuant to the Directors Plan, will be final, conclusive and binding on all persons interested in the Directors Plan.

Shares Subject to the Directors Plan.

         The Directors Plan authorizes the granting of stock options ("Options"), the exercise of which would allow up to a maximum of 100,000 shares of the Common Stock to be acquired by non-employee directors eligible to participate in the Directors Plan. In order to prevent the dilution or enlargement of the rights of non-employee directors under the Directors Plan, the number of shares of Common Stock authorized by the Directors Plan and the number of shares subject to outstanding options are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any Option granted under the Directors Plan is forfeited or terminated, the shares of Common Stock that were underlying such Option shall again be available for distribution in connection with Options subsequently granted under the Directors Plan.

Effective Date and Term of Directors Plan.

         If approved by the Company's shareholders, the Directors Plan will be deemed effective on February 12, 1999, the date on which it was adopted by the Board. The Directors Plan will terminate ten (10) years after the effective date Directors Plan, subject to earlier termination by the Board. No option may be granted after February 12, 2009, but Options previously granted may extend beyond such date.

Nature of Options.

         The Directors Plan provides for the non-discretionary grant of non-qualified stock options to the Company's non-employee directors. Each non-employee director, who joins the Board after February 12, 1999, will receive an option to acquire 10,000 Shares. In addition to the foregoing option grant, a grant of options to purchase 10,000 Shares will be made annually to each non-employee director on the first business day of each fiscal year, beginning with January 2000, provided that such director has attended at least 75% of the meetings of the Board and of the Board's Committees of which such non-employee director was a member in the preceding fiscal year.

Exercise of Options.

         Pursuant to the terms of the Directors Plan, each option granted will vest one-third on the first anniversary of the option grant, an additional one-third on the second anniversary of the option grant and the remaining one-third on the third anniversary of the option grant, provided the non-employee director remains an Eligible Director (as defined in the Directors
Plan) at such vesting dates. Accordingly, each option grant will be vested and exercisable with respect to the 33-1/3% of the underlying shares on the first anniversary of the date of grant, 66-2/3% of the underlying shares on the second anniversary, and 100% of the underlying shares on the third anniversary. The exercise price of all options granted under the Directors Plan will be the Fair Market Value of the Company's Common Stock on the grant date. All options granted under the Directors Plan will expire five (5) years from the date of grant. Options are not transferable other than by will, under the laws of descent and distribution and each option is exercisable during the lifetime of the non-employee director only by the optionee. Unvested option grants terminate when the non-employee director ceases to be a director for any reason. Vested option grants will terminate ninety days after the non-employee director ceases to be a director by virtue of a voluntary resignation. If the non-employee director is unable to continue to be a member of the Board due to permanent and total disability or death, the vested portion of the option grant will remain exercisable for one year from the date of such event. If the non-employee director ceases to be a director as a result of failure to be reappointed as a director in any election of Shareholders, the vested portion of the option grant will remain exercisable for the remainder of the option's term.

Agreements.

         Options granted under the Directors Plan will be evidenced by agreements consistent with the Directors Plan in such form as the Board may prescribe.

Amendments to the Directors Plan.

         The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the Directors Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Option grant, without the Participant's consent.

Outstanding Options.

         Presently, one option for 20,000 shares has been granteed under the Directors Plan.

Federal Income Tax Considerations.

         The Directors Plan will not be a "qualified plan" as defined in
Section 401(a) of the Code. Therefore, only nonstatutory stock options ("NSO") can be issued under the Directors Plan.

         A non-employee director does not realize any compensation income upon the grant of a NSO. Additionally, the Company may not take an income tax deduction at the time of the grant. Upon exercise of a NSO, a non-employee director realizes and must report as compensation income an amount equal to the difference between the fair market value of the Shares on the date of exercise and the exercise price. The Company is then entitled to take an income tax deduction at the same time and in the same amount as the non-employee director reports as compensation income.

         Pursuant to applicable rules under Section 16(b) of the 1934 Act, the grant of an option (and not its exercise) to an individual who is subject to the reporting and short-swing provisions under Section 16 of the 1934 Act begins the six-month period of potential liability. The taxable event for the exercise of a NSO that has been outstanding at least six months would be date of exercise. If an option is exercise within six months after the date of grant, however, taxation ordinarily would be deferred until the date which is six months after the date of grant, unless that individual has filed an election pursuant to Section 83(b) of the Code to be taxed on the date of exercise.

         The non-employee director cost basis in the Shares is equal to the exercise price plus the compensation income realized upon exercise of the option. When a non-employee director disposes of the Shares received upon exercise of an NSO, he will realize capital gain income if the amount realized on the sale exceeds the basis in the Shares. If the basis in the Shares exceeds the amount realized on the sale, the non-employee director will realize a capital loss. The required holding period for long-term capital gains is presently one year. The excess of the net long-term capital gain over net short-term capital loss is taxable at a maximum tax rate of 20%. Capital losses are currently deductible for individuals to the extent of capital gains plus an amount not to exceed $3,000 ($1,500 for married individuals filing separately). There is no tax impact to the Company upon the sale of the shares by a non-employee director.

         In addition to the foregoing federal tax considerations, the exercise of a NSO and the ultimate sale or other disposition of the Shares acquired thereby will in most cases be subject to state income taxation.

VOTE REQUIRED

         Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Annual Meeting, is required to approve the Directors Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE
           APPROVAL OF THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

                             SHAREHOLDER PROPOSALS

         Shareholders who wish to present proposals for action at the next Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary on or before February 4, 2000 in order to be considered for inclusion in next year's proxy materials.

                         ANNUAL REPORT TO SHAREHOLDERS

         The Annual Report of the Company for the year ended December 31, 1998, including audited financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation material.

                                 OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Annual Meeting of Shareholders. If any other matters are properly brought before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.


                                           By order of the Board of Directors,


                                           David A. Skalitzky
                                           Secretary
April 30, 1999
Baltimore, Maryland

                                                                       EXHIBIT A

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                     INFORMATION RESOURCE ENGINEERING, INC.

         Information Resource Engineering, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST:           The name of the Corporation is Information Resource
                 Engineering, Inc.

SECOND The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware was November 1, 1988.

THIRD: Pursuant to sections 103 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and further amends the provisions of the Certificate of Incorporation of this corporation.

FOURTH: The Restated Certificate of Incorporation of said corporation shall be amended and restated to read in full as follows:


                                   ARTICLE I

         The name of this corporation is Information Resource Engineering, Inc.

                                   ARTICLE II

         The registered office of the corporation within the State of Delaware is located at 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

                                  ARTICLE III

         The nature of the business and the purposes for which the corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

         (a) The Corporation shall be authorized to issue the following shares:


                 Class            Number of Shares                  Par Value
                 -----            ----------------                  ---------
                 Common           15,000,000                        $.01
                 Preferred           500,000                        $.01

         (b) The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

                        The Preferred shares shall be issued from time to time
                 in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors, without additional authority from the Corporation's shareholders; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is expressly authorized to fix the number of shares constituting such series; the annual rate or rates of dividends for the particular series; the dividend payment dates for the particular series; the rights, if any, of holders of the shares of the particular series to convert same into shares of any other series or class or other securities of the Corporation, with any provisions for the subsequent adjustment of such conversion rights; to fix and alter the voting rights, if any; to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications and to fix the rights upon dissolution or liquidation, and any other special rights, qualifications, limitations, or restrictions of the shares of Preferred Stock of any such series thereof to the full extent now or hereafter permitted by the laws of the State of Delaware.

                                   ARTICLE V

         The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

         1. The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in the By-Laws. Election of directors need not be by ballot unless the By-Laws so provide.

         2. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until his successor shall be elected and shall qualify or until his earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. The initial term of directors of Class I shall expire at the annual meeting of stockholders in 2000; that of Class II shall expire at the annual meeting in 2001; and that of Class III shall expire at the annual meeting in 2002; and in all cases as to each director until his successor shall be elected and shall qualify or until his earliest resignation, removal from office, death or incapacity. At each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

         3. The Board of Directors shall have power without the assent or vote of the stockholders:

         (a) To make, alter, amend, change, add to, or repeal the By-Laws of the Corporation, provided, however, that any adoption, amendment or repeal of By-Laws of the Corporation by the Board of Directors shall require the approval of at least sixty-six and two-thirds (66 2/3%) percent of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board).
         (b) To fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the tine for the declaration of payment of dividends.
         (c) To determine from time to time whether, and to what time and places, and under what conditions the accounts and books of the Corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

         4. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

         5. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any By-Laws from time to time made by the stockholders; provided, however, that no By-Laws so made shall invalidate any prior act of the directors which would have been valid if such By-Law had not been made. Further provided, that in addition to any vote of the holders of any class or series of stock of this Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of all of the holders of at least sixty-six and two-thirds (66 2/3%) percent of the voting power of all of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provisions of the By-Laws of the corporation.

         6. No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board or the President of the Corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.


                                   ARTICLE VI

         No director shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (i) a breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability under Section 174 of the Delaware General Corporation Law, or (iv) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the Corporation's directors to the Corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. The Corporation shall indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the Corporation the power to indemnify.

                                  ARTICLE VII

         Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                  ARTICLE VIII

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power. However, notwithstanding any other provisions of this Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds (66 2/3%) percent of the voting power of all of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article VIII or Articles V and VI.


FIFTH:   This Restated Certificate of Incorporation and the amendments effected herein were adopted by the Corporation's Board of Directors and authorized by a majority of the holders of the outstanding shares entitled to vote thereon at an annual meeting of shareholders pursuant to Sections 222 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this ____ day of July 1999.


                                  INFORMATION RESOURCE ENGINEERING, INC.


                                  ---------------------------------------
                                  Anthony A. Caputo, Chairman and Chief
                                  Executive Officer

ATTEST:


------------------------------
David A. Skalitzky, Secretary

                                                                      EXHIBIT B


         In the event that the shareholders of the Company approve Proposal No. 1: Approval of an Amendment to the Restated Certificate of Incorporation to create a staggered Board of Directors, the following By-Laws provisions will be implemented. In that event, Article II, Section 2 and Article III Section 11 will be as follows:

         Section 2          Annual Meetings.

         Annual meetings of shareholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting. At the annual meeting, the shareholders shall elect by a plurality vote the number of Directors equal to the number of Directors of the class whose term expires at such meetings (or, if fewer, the number of Directors properly nominated and qualified for election) to hold office until the third succeeding annual meeting of shareholders after their election.

         Section 11        Vacancies and Additional Directorships.

         If any vacancy shall occur among the directors by reason of death, resignation, or removal, or as the result of an increase in the number of directorships, the directors then in office shall continue to act and may fill any such vacancy by a vote of the majority of directors then in office, though less than a quorum, and each director so chosen shall hold office until the next annual election at which the term of the class to which he or she has been elected expires and until his or her successor shall be duly elected and shall qualify, or until his or her earlier death, resignation or removal.

         In the event that the shareholders of the Company approve Proposal
No. 2: Approval of an amendment to the Restated Certificate of Incorporation to require that shareholder action be taken at a meeting, the following By-Laws provisions will be implemented. In that event, Article II, Section 8(d) will be as follows:

                        Section 8(d)    Written Consent

         No action required or permitted to be taken at any annual or special meeting of the shareholders of the Corporation may be taken without a meeting and the power of the shareholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

         In the event that the shareholders of the Company approve Proposal No. 3: Approval of an amendment to the Restated Certificate of Incorporation to require a supermajority vote for amendment or repeal of the Company's By-Laws or certain provisions of the Restated Certificate of Incorporation, the following By-Laws provisions will be implemented. In that event, Article IX will be as follows:

         The Board of Directors is expressly empowered to adopt, amend or repeal By-Laws of the Corporation, provided, however, that any adoption, amendment or repeal of By-Laws of the Corporation by the Board of Directors shall require the approval of at least sixty-six and two-thirds (66 2/3%) percent of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The shareholders shall also have the power to adopt, amend or repeal By-Laws of the Corporation, provided, however, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law of by the Restated Certificate of Incorporation of the Corporation, the affirmative vote of the holders of at least sixty-six and two-thirds (66 2/3%) percent of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the shareholders of any provisions of the By-Laws of the Corporation.

                                                                      EXHIBIT C

                     INFORMATION RESOURCE ENGINEERING, INC.
                        1999 EMPLOYEE STOCK OPTION PLAN


          1. Purposes of the Plan. The purposes of the 1999 Employee Stock Option Plan (the "Plan") are to advance the interests of the Company and its Stockholders by inducing employees of outstanding ability and potential to remain with the Company and its subsidiaries, by encouraging, motivating and enabling employees to acquire options or increase stock ownership in the Company and its subsidiaries, and by providing the employees with an additional incentive to promote the success of the Company under the Plan. Options granted under the Plan may be options which are intended to qualify as "incentive stock options," as under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision (hereinafter referred to as "Incentive Stock Options).

          2. Definitions. As used herein, the following definitions shall apply:

             (a) "Board" shall mean the Board of Directors of the Company.

             (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

             (c) "Common Stock" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

             (d) "Company" shall mean Information Resource Engineering, Inc., a Delaware corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

             (e) "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

             (f) "Employee" shall mean any person, including officers and consultants employed by the Company.

             (g) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

             (h) "Fair Market Value" on a particular date shall mean (1) if there is a public market for the Common Stock, the Fair Market Value per Share shall be the average of the bid and asked prices of the Common Stock for such day if the Common Stock is then included for quotation on the Nasdaq Small-Cap Market or, the Fair Market Value per Share shall be the closing price of the Common Stock for such day if the Common Stock is then included on the Nasdaq National Market or listed on the New York, American or Pacific Stock Exchange, or (2) if there is no public market for the Common Stock, the Fair Market Value of the Common Stock determined in good faith by the Board or Committee in such manner as it may deem equitable for Plan purposes. The Board or the Committee may rely upon published quotations in The Wall Street Journal or a comparable publication for purposes of the calculation of the Fair Market Value per Share as set forth above.

             (i) "Incentive Stock Option" shall mean an Option that is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

             (j) "Option" shall mean a stock option granted under the Plan.

             (k) "Optioned Stock" shall mean the Common Stock subject to an Option.

             (l) "Optionee" shall mean a person who has been granted one or more Options.

             (m) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

             (n) "Plan" shall mean this 1999 Employee Stock Option Plan.

             (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

             (p) "Stock Option Agreement" shall mean the written agreement evidencing the grant of an Option.

             (q) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          3. Common Stock Subject to the Plan. The shares of stock subject to any Option granted under this Plan shall be Shares of Common Stock. The maximum aggregate number of Shares, which may be subject to, and issued under, Options granted pursuant to the Plan, shall not exceed 500,000 Shares, subject to adjustment as provided in Section 11 of the Plan less the numbers of stock bonus share awards granted or issued under the Company's 1999 Stock Bonus
Plan. Any Shares issued upon the exercise of Options granted under the Plan may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in its treasury. In the event that an outstanding Option under the Plan expires, is terminated or (with the consent of the Optionee) is cancelled, those Shares allocable to the unused portion of such option may thereafter be subject to new options granted pursuant to the Plan.

          4. Administration of the Plan.

             (a) Procedure:

             (1) The Plan shall be administered by the Board in accordance with Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3"); provided, however, that the Board may appoint a Committee to administer the Plan at any time or from time to time and, provided further, that if members of the Board are not "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3, then any participation by directors in the Plan must be administered by a Committee appointed by the Board.

             (2) The Committee shall consist of at least two (2) members of the Board, each of whom is "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3 to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan; provided, however, that at no time may any director who is not "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3 serve on the Committee nor shall a Committee of less than two (2) members administer the Plan.

             (b) Powers of the Board. Subject to the provisions of the Plan, the Board or the Committee shall have the authority, in its discretion: (i) to grant options which are intended to be Incentive Stock Options and to grant "nonstatutory stock options;" (ii) to determine, upon review of relevant information and in accordance with Section 2(h) of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per share of Shares for each Option to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees to whom, and the time or times at which Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or the Committee; (x) to accept or reject the election made by an Optionee pursuant to Section 18 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

             (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          5. Eligibility.

             (a) Consistent with the Plan's purposes, Options may be granted only to Employees of the Company as determined by the Board or the Committee. An Employee, who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

             (b) With respect to Incentive Stock Options granted under the Plan, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under this Plan and any other plan of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

          6. Effective Date and Term of Plan. The Plan shall become effective as of February 12, 1999, the date on which the Board approved the Plan (the Effective Date"), subject to approval hereto by the Shareholders of the Company no later than February 12, 2000. Options may be granted under the Plan on or after the Effective Date. If such approval is not obtained, then any Shares issued under the Plan, whether Incentive Stock Options or nonstatutory stock options will be unregistered shares. Except as just provided, the failure to obtain such approval shall not effect the effectiveness of the Plan. No Option may be granted after February 12, 2009 (ten years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

          7. Term of Option. Unless otherwise provided in the Stock Option Agreement, the term of each Incentive Stock Option shall be for a term not to exceed ten (10) years from the date of grant thereof. Unless otherwise provided in the Stock Option Agreement, the term of each Option that is not an Incentive Stock Option shall be for a term not to exceed ten (10) years from the date of grant. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, is deemed for purposes of Section 422 of the Code to own Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

          8. Exercise Price and Payment.

             (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board or the Committee, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; provided, further, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. In no event may the exercise price in the case of a nonstatutory stock option be less than eighty-five (85%) of the Fair Market Value per share on the date of grant.

          The Company will pay any documentary stamp taxes, handling or certificate issuance fees attributable to the initial issuance of shares of Common Stock upon the exercise of any Option under the Plan; provided, however, that the Company shall not be required to pay any fees or taxes which may be payable with respect to any transfer involved in the issuance or delivery of any certificates for shares in a name other than that of the holder of an Option.

             (b) Payment. Upon exercise of an Option, the full exercise price of the Shares being purchased, and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

             (1) In United States dollars in cash or by certified check, bank draft or money order payable to the order of the Company; or

             (2) At the discretion of the Board or the Committee, through the delivery of shares of Common Stock, with an aggregate Fair Market Value, equal to the full exercise price; or

             (3) By a combination of (1) and (2) above.

         The Board or the Committee shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate.

          9. Exercise of Option.

             (a) Procedure for Exercise and Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or the Committee, including performance criteria with respect to the Company and/or the Optionee and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board or the Committee at the time of grant, an Option may be exercised in whole or in part, but in no case may any option be exercised as to less than One Hundred (100) Shares at any one time (or the remaining Shares covered by the option if less than One Hundred
(100) Shares)). An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal office to the attention of the Secretary of the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board or the Committee, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

             Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for exercise under the Option by the number of Shares as to which the Option is exercised.

             Notwithstanding anything contained in this Plan to the contrary, the Board or the Committee may establish certain restrictions on the times at which an Option may be exercised after a number of elapsed years together with cumulative exercise rights and may retain certain rights with respect to a fixed repurchase price for the Optioned Stock if the Employee voluntarily terminates his employment with the Company within a certain period of time after exercising the Option or whose employment is involuntarily terminated for gross misconduct, fraud, embezzlement, theft, breach of any fiduciary duty owed to the Company or for nonperformance of duties.

             (b) Termination of Status as an Employee. (1) Termination. If an Employee terminates his relationship with the Company for any reason other than by reason of retirement, disability or death, then the Employee may, but only within ninety (90) days after date of termination, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. For purposes of this Section 9(b), an Employee, who leaves the employ of the Company to become an employee of a subsidiary or parent corporation of the Company or a corporation which has assumed the option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment. For purposes of this Section 9(b), the employment relationship of an Employee of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

             (2) Retirement. If an Employee retirees pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company, then the Employee may, but only within ninety (90) days after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

             (3) Disability. If an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), then the Employee may, but only within one (1) year from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

             (4) Death. If an Employee dies during the term of the Option or within 90 days after termination of employment for any reason other than disability or within one year from termination of employment for reason of disability, the Option may be exercised at any time within one (1) year following the date of death (or such other period of time as is determined by the Board or the Committee), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Optionee was entitled to exercise the Option on the date of death. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          10. Non-Transferability of Option. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          11. Adjustments upon Changes in Capitalization or Reorganization or Merger.

             (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellations or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

             (b) Reorganization or Merger. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or the Committee. The Board or the Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board or the Committee and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event that outstanding Shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares of stock or securities of another corporation, whether as a result of a reorganization, recapitalization, reclassification, merger consolidation or otherwise, as in the event of a proposed sale of all or substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board or the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board or the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

          12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board or the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

          13. Amendment and Termination of the Plan.

             (a) Amendment and Termination.   The Board may amend or terminate
the Plan from time to time in such respect as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote:

             (1) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

             (2) Any change in the designation of the class of employees eligible to be granted Options; or

             (3) If the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

             (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

          14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

             In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired on the exercise of an Option by sale or exchange (a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

             Stock certificates evidencing unregistered shares acquired upon the exercise of Options shall bear restrictive securities legend substantially as follows:

                    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

          15. Change in Control. Each Option that is outstanding on a Control Change Date, as hereinafter defined, shall be exercisable in whole or in part on that date and thereafter during the remainder of the Option period stated in the Stock Option Agreement. A "Change in Control" occurs if, after the date of the initial Stock Option Agreement, (1) any person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the owner or beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding Company's securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board as long as a majority of the Board approving the purchases is in the majority at the time the purchases are made); or (2) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were directors of the Company before such transactions ceased to constitute a majority of the Board or any successor's board, within two years of the last of such transactions. For purposes of this Section, the "Control Change Date" is the date on which an event described in
(1) or (2) occurs. If a Change of Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

          16. Reservation, Issuance and Sale of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          17. Stock Option Agreement. Options shall be evidenced by written option agreements in such form as the Board or the Committee shall approve.

          18. Miscellaneous Provisions.

             (a) Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant to the Plan shall be deemed to confer upon any individual to whom an Option may be granted hereunder any right to remain in the employ or service of the Company.

             (b) Plan Expenses. Any expenses of administering this Plan shall be borne by the Company.

             (c) Use of Exercise Proceeds. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

             (d) Unfunded Plan. This Plan shall be unfunded and the Company shall be under no obligation to segregate or reserve any Shares, funds or other assets for purposes relative to this Plan and no Optionee shall have any rights whatsoever in or with respect to any Stock, funds or assets of the Company.

             (e) Construction of Plan. The place of administration of the Plan shall be in the State of Delaware, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Delaware and where applicable, in accordance with the Code.

             (f) Taxes. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

             (g) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board or Committee member shall, in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle and defend it on his own behalf.

             (h) Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                                                                      EXHIBIT D

                     INFORMATION RESOURCE ENGINEERING, INC.
                             1999 STOCK BONUS PLAN


     1. Purpose. The purpose of the 1999 Stock Bonus Plan (the "Plan") is to advance the interest of Information Resource Engineering, Inc. (the "Company") by inducing persons of outstanding ability to remain as employees of the Company by granting additional compensation for services which they have rendered or will hereafter render. This is accomplished by providing for the issuance of the Company's common stock as described in the Company's Certificate of Incorporation, as amended, (the "Common Stock") to qualified employees.

     2. Administration. The Plan shall be administered by a Committee of the Company's Board of Directors (the "Committee") which will issue Common Stock bonuses ("Stock Bonus"). Except as specifically provided, the interpretation and construction by the Committee of any provision of the Plan or of any Common Stock issued under the Plan shall be final, conclusive and binding upon all persons.

     3. Shares Subject to the Plan. The shares of stock subject to issuance under the Plan shall be shares of the Company's Common Stock (the "Shares"), whether authorized but unissued or previously issued Shares acquired or to be acquired by the Company and held in the treasury. The maximum aggregate number of Shares which may be subject to and issued pursuant to the Plan shall not exceed 500,000 shares, subject to adjustment as provided in Section 7 of the Plan, less the number of stock options outstanding or exercised under the Company's 1999 Employee Stock Option Plan.

     4. Eligibility. The class of persons that shall be eligible to receive a Stock Bonus under the Plan shall be salaried full-time employees of the Company or any subsidiary corporation of the Company.

     5. Grant of Stock Bonuses. A Stock Bonus may be granted under the Plan at any time and from time to time before termination of the Plan. The Committee will determine in its sole discretion, among other things, the persons to whom a Stock Bonus may be granted, the number of Shares subject to each Stock Bonus, any restrictions or limitations on such Shares, including vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Shares. Each Stock Bonus granted under the Plan shall be authorized by the Committee and shall be evidenced by a duly adopted resolution of either the Committee or the Company's Board of Directors (the "Board").

     6. Conditions of Grant. The Company shall not be obligated to issue any Shares upon the grant of a Stock Bonus unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the grant of a Stock Bonus, the Company may require the person receiving the grant to represent and warrant at the time of grant that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Stock certificates evidencing unregistered Shares issued upon the grant of a Stock Bonus hereunder shall bear restrictive securities legend substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

      7. Adjustments upon Changes in Capitalization or Reorganization or
Merger.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Bonus have yet been granted shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof, shall be made with respect to the number of shares of Common Stock subject to a Stock Bonus.

         (b) Reorganization or Merger. In the event of the proposed dissolution or liquidation of the Company, the Plan will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or the Committee.

      8. Effective Date, Termination, Modification and Amendment.

         (a) The Plan shall become effective as of February 12, 1999, the date on which the Board approved the Plan, subject to approval hereto by the Shareholders of the Company no later than February 12, 2000. If such approval is not obtained, than any Shares issued under a Stock Bonus will be unregistered Shares. Except as just provided, the failure to obtain such approval shall not effect the effectiveness of the Plan. No Stock Bonus may be granted after February 12, 2009 (ten years from the effective date of the Plan).

         (b) The Plan shall terminate on February 12, 2009 (ten years from the effective date of the Plan); or sooner as provided in subparagraph (c) of this Section 8 (the "Termination Date"). No Stock Bonus shall be granted after the Termination Date.

         (c) The Board may at any time, on or before the Termination Date, terminate the Plan or from time to time make such modifications or amendments to the Plan as it may deem advisable.

         (d) No termination, modification or amendment of the Plan shall adversely affect any previously issued Shares granted as a Stock Bonus under the Plan.

      9. Not a Contract of Employment. Nothing contained in the Plan shall be deemed to confer upon any individual to whom a Stock Bonus may be granted hereunder any right to remain in the employ or service of the Company.

      10. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act upon or in connection with the Plan or any Stock Bonus, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal council selected by the Company) or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based on a finding of bad faith; provided that upon the institution of any such action, suit or proceeding, a Board or Committee member shall, in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to defend it on her or his own behalf.

      11. Definition. For purposes of the Plan, the term "Company" shall mean Information Resource Engineering, Inc., a Delaware corporation, and shall include any parent or subsidiary corporation as defined in Sections 424(e) and
(f), respectively, of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code").

      12. Governing Law. The place of administration of the Plan shall be in the State of Delaware, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights to the Plan, shall be determined in accordance with the laws of the State of Delaware and where applicable, in accordance with the Code.

                                                                      EXHIBIT E

                    INFORMATION RESOURCE ENGINEEERING, INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         Purposes of the Plan. The purposes of the Non-Employee Directors Stock Option Plan (the "Plan") are to attract and retain the best available individuals to serve as non-employee members of the Board of Directors of Information Resource Engineering, Inc. (The "Company"), to reward such directors for their contributions to the profitable growth of the Company, and to maximize the identity of interest between such directors and shareholders generally.

         1. Definitions. As used herein, the following definitions shall apply:

             (a) "Board" shall mean the Board of Directors of the Company.

             (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulation promulgated thereunder.

             (c) "Common Stock" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

             (d) "Company" shall mean Information Resource Engineering, Inc., a Delaware corporation.

             (e) "Effective Date" shall be February 12, 1999, the date that the Board adopted the Plan.

             (f) "Eligible Director" shall mean (i) those individuals who are serving as non-employee members of the Board on the Effective Date, or (ii) those individuals who are elected or appointed as non-employee members of the Board after the Effective Date, whether through appointment by the Board or election of the Company's shareholders.

             (g) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

             (h) "Exercise Price" shall mean, with respect to Shares of Optioned Stock, the Fair Market Value of such Shares on the date of grant of the Option.

             (i) "Fair Market Value" on a particular date shall mean (I) if there is a public market for the Common Stock, the Fair Market Value per Share shall be the average of the bid and asked prices of the Common Stock for such day if the Common Stock is then included for quotation on the Nasdaq Small-Cap Market or, the Fair Market Value per Share shall be the closing price of the Common Stock for such day if the Common Stock is then included on the Nasdaq National Market or listed on the New York, American or Pacific Stock Exchange, or (2) if there is no public market for the Common Stock, the Fair Market Value of the Common Stock determined in good faith by the Board in such manner as it may deem equitable for Plan purposes. The Board may rely upon published quotations in The Wall Street Journal or a comparable publication for purposes of the calculation of the Fair Market Value per Share as set forth above.

             (j) "Option" shall mean a stock option granted under the Plan.

             (k) "Optioned Stock" shall mean the Common Stock subject to an Option.

             (l) "Optionee" shall mean a Non-Employee Director of the Company who has been granted one or more Options.

             (m) "Plan" shall mean this Non-Employee Directors Stock Option
Plan.

             (n) "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 8 of the Plan.

             (o) "Stock Option Agreement" shall mean the written agreement evidencing the grant of an Option.

         2. Common Stock Subject to the Plan. The shares of stock subject to any Option granted under this Plan shall be Shares of Common Stock. The maximum aggregate number of Shares, which may be subject to, and issued under, Options granted pursuant to the Plan, shall not exceed 100,000 Shares, subject to adjustment as provided in Section 8 of the Plan. Any Shares issued upon the exercise of Options granted under the Plan may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in its treasury. In the event that an outstanding Option under the Plan expires, is terminated or (with the consent of the Optionee) is cancelled, those Shares allocable to the unused portion of such option may thereafter be subject to new options granted pursuant to the Plan.

         3. Option Grants.

             (a) Each individual, who first becomes an Eligible Director after the Effective Date, whether through election by the shareholders or appointment of the Board, shall automatically be granted at the time of such initial election or appointment, an Option to purchase 10,000 Shares.

             (b) On the first business day of each fiscal year (the "Annual Grant Date"), beginning with January 2000, each individual who is at that time an Eligible Director shall automatically be granted an Option under the Plan to purchase an additional 10,000 Shares; provided such individual (i) has attended 75% of the meetings of the Board held during the 12-month period immediately preceding the Annual Grant Date, or (ii) if such individual was appointed or elected as a director during such 12-month period, he has attended 75% of the meetings of the Board held during his term as a director, and (iii) has attended 75% of the meetings of any Committee of the Board to which such individual has been appointed as a member during such 12-month period.

             (c) The per share exercise price of Shares to be issued pursuant to the exercise of an Option shall be the Fair Market Value on the date of grant.

             (d) Each Option granted pursuant to this Plan shall vest and become exercisable according to the following schedule, provided that the Optionee remains an Eligible Director at such vesting date:

            Vesting Date                      Percentage of Shares Vesting
            -------------                     ----------------------------
            First Anniversary of Grant                        33-1/3%
            Second Anniversary of Grant                       66-2/3%
            Third Anniversary of Grant                        100%

         4. Effective Date and Term of Plan. The Plan shall become effective as of February 12, 1999, the date on which the Board approved the Plan (the Effective Date"), subject to approval hereto by the Shareholders of the Company no later than February 12, 2000. Options may be granted under the Plan on or after the Effective Date. If such approval is not obtained, then any Shares issued upon exercise of an Option will be unregistered shares. Except as just provided, the failure to obtain such approval shall not effect the effectiveness of the Plan. No Option may be granted after February 12, 2009 (ten years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

         5. Term, Exercise and Rights as a Stockholder.

             (a) The term of each Option shall be five (5) years from the date of grant thereof. A vested Option may be exercised in whole or in part at any time during the term of the Option. An Option may not be exercised for a fraction of a Share.

             (b) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal office to the attention of the Secretary of the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the option is exercised has been received by the Company.

             (c) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificates evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Option Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

         6. Payment. Upon exercise of an Option, the full exercise price of the Shares being purchased, and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

             (a) In United States dollars in cash or by certified check, bank draft or money order payable to the order of the Company; or

             (b) At the discretion of the Board, through the delivery of Shares of Common Stock, with an aggregate Fair Market Value, equal to the Exercise Price; or

             (c) By any combination of (a) and (b) above.

             The Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option, as it deems appropriate.

           7. Non-Transferability of Option. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

           8. Adjustments upon Changes in Capitalization or Reorganization or Merger.

             (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellations or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

             (b) Reorganization or Merger. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event that outstanding Shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares of stock or securities of another corporation, whether as a result of a reorganization, recapitalization, reclassification, merger consolidation or otherwise, as in the event of a proposed sale of all or substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including
Shares as to which the Option would not otherwise be exercisable. If the Board or makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty
(30) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

         9. Termination of an Option.

             (a) Termination as a Director. If an Optionee ceases to be a director, (i) by virtue of a voluntary resignation, then the Option shall terminate on the date ninety days after the date the Optionee ceases to be a director: or (ii) as a result of a failure to be reappointed as a Director in any election of Shareholders, then the vested portion of the Option shall remain exercisable for its term and the balance of the Option shall terminate.

             (b) Disability. If an Optionee is unable to continue to be a member of the Board as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may exercise the Option at any time within one (1) year following the date he ceased to be a director, but only to the extent he was entitled to exercise it on the date he ceased to be a director. To the extent that he was not entitled to exercise the Option on the date he ceased to be a director, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

             (c) Death. If an Optionee dies during the term of the Option or within 90 days after voluntarily resigning as a Director or within one year after termination of service as a Director for reason of disability, the Option may be exercised at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that an Optionee was entitled to exercise the Option on the date of death. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate

         10. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Non-Employee Director to whom an Option is so granted within a reasonable time after the date of such grant.

         11. Amendment and Termination of the Plan.

             (a) Amendment and Termination.   The Board may amend or terminate
the Plan from time to time in such respect as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote:

             (1) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 8 of the Plan;

             (2) Any change in the designation of the class of Directors eligible to be granted Options; or

             (3) If the Company has a class of equity security registered under
Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

             (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         12. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Stock certificates evidencing unregistered shares acquired upon the exercise of Options shall bear restrictive securities legend substantially as follows:

              "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         13. Change in Control. Each Option that is outstanding on a Control Change Date, as hereinafter defined, shall be exercisable in whole or in part on that date and thereafter during the remainder of the Option period stated in the Stock Option Agreement. A "Change in Control" occurs if, after the date of the initial Stock Option Agreement, (1) any person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the owner or beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding Company's securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board as long as a majority of the Board approving the purchases is in the majority at the time the purchases are made); or (2) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were directors of the Company before such transactions ceased to constitute a majority of the Board or any successor's board, within two years of the last of such transactions. For purposes of this Section, the "Control Change Date" is the date on which an event described in (1) or (2) occurs. If a Change of Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

         14. Reservation, Issuance and Sale of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. Stock Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Miscellaneous Provisions.

             (a) Not a Contract of Service. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant to the Plan shall be deemed to confer upon any Non-Employee Director to whom an Option may be granted hereunder any right to remain as a Director of the Company.

             (b) Plan Expenses. Any expenses of administering this Plan shall be borne by the Company.

             (c) Use of Exercise Proceeds. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

             (d) Unfunded Plan. This Plan shall be unfunded and the Company shall be under no obligation to segregate or reserve any Shares, funds or other assets for purposes relative to this Plan and no Optionee shall have any rights whatsoever in or with respect to any Stock, funds or assets of the Company.

             (e) Construction of Plan. The place of administration of the Plan shall be in the State of Delaware, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Delaware and where applicable, in accordance with the Code.

             (f) Taxes. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Non-Employee Director after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

             (g) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his own behalf.

             (h) Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                     INFORMATION RESOURCE ENGINEERING, INC.
                              8029 CORPORATE DRIVE
                              BALTIMORE, MD 21236
               PROXY CARD, SOLICITED BY MANAGEMENT OF THE COMPANY

         The undersigned hereby constitutes and appoints Anthony A. Caputo or Bruce R. Thaw, or either one of them acting in the absence of the other, with full power of substitution, to be the true and lawful attorneys and proxies for the undersigned to vote at the Annual Meeting of Shareholders of Information Resource Engineering, Inc. (the "Company") to be held at the Company's offices located at 8029 Corporate Drive, Baltimore, Maryland 21236 on July 28, 1999 at 10:30 A.M. or at any adjournment thereof. Notice of which meeting together with a Proxy Statement has been received. Said proxies are directed to vote the shares the undersigned would be entitled to vote if personally present upon the following matters, all more fully described in the Proxy Statement.

The Board of Directors favor a vote FOR the following proposals:

1.  Approval of an amendment to the Restated Certificate of Incorporation
       to create a staggered Board of Directors       [  ] For    [  ] Against
       [  ] Abstain
2.  Approval of an amendment to the Restated Certificate of Incorporation
       to require that shareholder action be taken at a meeting   [  ] For
       [  ] Against   [  ] Abstain
3.  Approval of an amendment to the Restated Certificate of Incorporation to require a supermajority vote for amendment or repeal of the
       Company's By-Laws or certain provisions of the Restated Certificate
       of Incorporation               [  ] For    [  ] Against    [  ]  Abstain
4   The election of Directors  Nominees: Anthony A. Caputo, Thomas A. Brooks,
       Shelley A. Harrison, Ira A. Hunt, Jr., Douglas E. Kozlay and Bruce R.
       Thaw
[  ]  FOR all nominees, except as noted    [  ]  WITHHOLD AUTHORITY to vote for
       all nominees

Instructions: To withhold your vote from an individual nominee, write that nominee's name on the space provided below.

-----------------------------------------------------
IF YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE AS PROVIDED HEREIN, YOU SHALL BE DEEMED TO HAVE GRANTED SUCH AUTHORITY.

5.    Approval of the 1999 Employee Stock Option Plan                       [  ] For      [  ]  Against   [  ]  Abstain
6.    Approval of the 1999 Stock Bonus Plan                                 [  ] For      [  ]  Against   [  ]  Abstain
7.    Approval of the Non-Employee Director Stock Option Plan               [  ] For      [  ]  Against   [  ]  Abstain
8.    In accordance with their best judgment with respect to any other business that may properly come before the meeting.

The shares represented by this Proxy will be voted and in the event instructions are given in the space provided, they will be voted in accordance therewith; if instructions are not given, they will be voted as recommended by the Board of Directors with regard to the proposals.


The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement.



           DATED:
                 -------------------------

                 ------------------------------

           SIGNATURE (must correspond with name as printed in the space beside)